UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02653

Dreyfus Bond Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	02/28/19

FORM N-CSR

Item 1.          Reports to Stockholders.

Dreyfus Municipal Bond Fund

SEMIANNUAL REPORT February 28, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Bond Fund, covering the six-month period from September 1, 2018 through February 28, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While the U.S. economy continued to grow at above-trend rates during the six months, other developed country economies remained moderated. Economic momentum and strong corporate earnings supported U.S. stocks early in the period, while stocks declined in other developed markets. In emerging countries, equities experienced pressure for much of the period as the currency crises in Turkey and Argentina led investors to fear that currency depreciation would spread to other markets in the developing world.

In October, equity markets experienced a sharp sell-off, triggered in part by interest rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indexes while losses deepened in international markets. Global equities continued their general decline throughout the end of the calendar year. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest rate increases in 2019 helped stimulate a rebound across equity markets that lasted throughout the end of the reporting period.

Fixed income markets struggled during the first month of the period as interest rates and inflation rose, pressuring most bond prices. Favorable U.S. equity market performance fed investor risk appetites, reducing the demand for Treasuries and increasing yields. However, equity volatility in October triggered a flight to quality in the bond market, raising Treasury prices and flattening the yield curve. Growth concerns also affected corporate bonds, causing increased spreads and hurting prices through the end of the calendar year. After encouraging comments by the Fed in January, Bond markets rebounded and many indices continued to experience moderately positive returns through the end of February.

We expect economic momentum to continue in the U.S., but we will monitor relevant data for any signs of a change in our outlook. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
March 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2018 through February 28, 2019, as provided by Daniel Marques and Daniel Rabasco, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2019, Dreyfus Municipal Bond Fund achieved a total return of 1.61%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of 2.34%.2

Municipal bonds generally produced positive total returns over the reporting period due to a “flight to quality” away from risk assets and to favorable supply-and-demand dynamics. The fund produced a lower return than the Index mainly due to both overweighted exposure to higher-yielding revenue-backed bonds which lagged general obligation issues and security selection within the tobacco-backed bond segment.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 75% of its assets in municipal bonds rated A or higher, or the unrated equivalent as determined by Dreyfus. The fund may invest up to 25% of its assets in municipal bonds rated below A, or the unrated equivalent as determined by Dreyfus, including bonds rated below investment-grade quality (“high yield” or “junk” bonds). The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds 10 years.

We focus on identifying undervalued sectors and securities, and minimize the use of interest-rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market.

• Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Supply-and-Demand Dynamics and a “Flight to Quality” Drove Municipal Bonds

The municipal bond market experienced weakness early in the reporting period, but a variety of factors contributed to a subsequent rebound, including concerns about trade tensions, slowing economic momentum as represented by mixed economic data, the record-long partial shutdown of the federal government and the hawkish stance of the Federal Reserve. These factors gave rise to a “flight to quality” that was advantageous for municipal bonds.

Municipal bonds also benefited from favorable supply-and-demand dynamics. Although new issuance experienced positive growth, a large number of bonds reached maturity during the period, resulting in a decline in net supply. While demand suffered early on, it became

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

exceptionally strong in 2019 as investors in higher-tax states began to feel the impact of the new cap on the federal deductibility of state and local taxes. This resulted in strong inflows to municipal bond mutual funds as these investors began to seek tax-exempt income.

However, demand at the longer end of the municipal bond curve suffered. Insurance companies and international buyers have continued to add marginally to demand, but banks, which tend to focus on longer-term bonds, have been selling their holdings. Accounting rule changes and the tax-reform legislation passed in late December 2017, which lowered corporate tax rates, reduced the appeal of tax-exempt bonds for corporate buyers, especially banks.

On balance, however, the municipal bond market outperformed Treasuries. This caused the ratio of municipal yields to Treasury yields to decline, reflecting that outperformance. The municipal bond curve flattened in the 2- to 10-year range as a result of strong retail demand, especially at the 10-year maturity. But the municipal bond curve steepened at the long end, due largely to the weakened demand from banks noted above.

Credit spreads widened somewhat early in the reporting period due to fund outflows but tightened subsequently as flows strengthened. In the lower-rated segment of the market, developments related to tobacco-backed bonds and to Puerto Rico affected the market. Tobacco bonds, those backed by certain states’ settlement of litigation with U.S. tobacco companies, were hurt by a proposal by the Food and Drug Administration to ban menthol cigarettes.

Generally, credit fundamentals in the municipal bond market remain healthy. Strong economic growth has boosted tax revenues, fiscal balances, and “rainy-day” funds, though some of this improvement resulted from a one-time acceleration of tax payments after the tax-reform law was enacted. Pension funding has also improved overall.

Asset Allocation and Tobacco-Backed Bonds Hindered Fund Results

The fund’s performance compared to the Index lagged during the reporting period due primarily to asset allocation. Revenue bonds lagged general obligation (GO) bonds due largely to strength in California, where the reduction in state and local tax deductibility, as well as a strong economy, drove demand. Illinois GO bonds also performed well as investors reached for yield.

Security selection also hindered the fund’s performance. The primary detractor was tobacco-backed bonds, which were hampered by the menthol ban proposal noted above. Also detracting were holdings in the transportation sector, including an insured position in Puerto Rico and holdings of the bonds of the Clark County, Nevada and Broward County, Florida airports.

On the positive side, contributors to performance included yield curve positioning, especially positioning in the five-year maturity. The fund also hedged duration in anticipation of rising interest rates.

A Constructive Investment Posture

We anticipate that economic growth will slow modestly and that the Federal Reserve will hike short-term interest rates once in 2019. We expect favorable supply-and-demand dynamics to support municipal bond prices over the foreseeable future, given that net supply is likely to be flat. As for credit fundamentals, we expect conditions to remain strong, but we will continue to monitor state finances and pension funding.

Therefore, we have maintained a constructive investment posture. In addition to trimming our allocation to tobacco-backed bonds, we have purchased bonds in revenue sectors that are attractive, including utilities, health care, local government GOs and sales tax bonds. We expect to keep the fund’s duration close to that of the Index, but we have focused on the long end of the curve, which is offering incremental yield, especially relative to Treasuries, and holds greater potential for price appreciation.

March 15, 2019

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2  Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bond funds involve increased credit and liquidity risk compared with higher-quality bond funds. Below-investment-grade bonds are considered speculative as to the continuing ability of an issuer to make interest payments and repay principal.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

Auction-rate securities include preferred shares of closed-end funds, long-term debt issued by municipalities, and many other taxable and tax-exempt issuers. The dividend rates on these securities generally reset through bank-managed auctions periodically, including periods ranging from 7 days to 35 days.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Fund from September 1, 2018 to February 28, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2019

Expenses paid per $1,000†	$3.65
Ending value (after expenses)	$1,016.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2019

Expenses paid per $1,000†	$3.66
Ending value (after expenses)	$1,021.17

† Expenses are equal to the fund’s annualized expense ratio of .73%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2019 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4%
Alabama - 3.0%
Birmingham-Jefferson Civic Center Authority, Special Tax Revenue Bonds, Ser. 2018 B	5.00	7/1/2043	7,500,000		8,235,300
Black Belt Energy Gas District, Gas Prepay Revenue Bonds, Ser. B-1, 1 Month LIBOR +.90%	2.58	12/1/2023	5,000,000	[a]	4,899,000
Jefferson County, Revenue Bonds, Refunding	5.00	9/15/2035	2,500,000		2,836,000
Jefferson County, Senior Lien Sewer Revenue Bonds Warrants (Insured; Assured Guaranty Municipal Corp.)	0/6.60	10/1/2042	20,000,000	[b]	17,872,200
Lower Alabama Gas District, Gas Project Revenue Bonds, Ser. A	5.00	9/1/2028	3,300,000		3,807,804
				37,650,304
Arizona - .9%
La Paz County Industrial Development Authority, Education Facility LR (Charter Schools Solutions-Harmony Public Schools Project) Ser. A	5.00	2/15/2046	1,500,000	[c]	1,567,305
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health Obligated Group) Ser. A	5.00	1/1/2041	2,500,000		2,818,000
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health)	5.00	1/1/2031	1,750,000		2,044,875
Pima County Industrial Development Authority, IDR (Tucson Electric Power Company Project) Ser. A	5.25	10/1/2040	4,185,000		4,360,268
				10,790,448
California - 5.0%
California, GO (Various Purpose)	5.00	10/1/2030	8,000,000		9,776,160
California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Refunding Bonds (Kern County Tobacco Funding Corporation)	5.00	6/1/2034	5,295,000		5,533,010
California Health Facilities Financing Authority, Revenue Bonds (Sutter Health)	5.00	11/15/2046	6,750,000		7,520,850

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4% (continued)
California - 5.0% (continued)
California State Public Works Board, LR (Various Capital Projects), Ser. I	5.00	11/1/2038	2,500,000		2,764,875
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Ser. 2018 A	5.25	12/1/2048	1,800,000	[c]	1,944,720
Golden State Tobacco Securitization Corporation, Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2028	3,265,000		3,743,682
Los Angeles Department of Airports, Senior Revenue Bonds (Los Angeles International Airport)	5.00	5/15/2033	5,000,000		5,502,450
San Diego County Regional Airport Authority, Senior Airport Revenue Bonds, Ser. B	5.00	7/1/2043	6,000,000		6,528,420
San Francisco City and County Airport Commission, Second Series Revenue Bonds (San Francisco International Airport)	5.00	5/1/2041	12,500,000		13,857,375
University of California Regents, Medical Center Pooled Revenue Bonds, Ser. J	5.00	5/15/2043	5,000,000		5,436,300
				62,607,842
Colorado - 4.5%
Colorado Health Facilities Authority, Revenue Bonds	5.00	12/1/2048	6,000,000		6,534,060
Colorado Health Facilities Authority, Revenue Bonds (Catholic Health Initiatives), Ser. A	5.00	2/1/2041	5,175,000		5,327,818
Colorado Health Facilities Authority, Revenue Bonds (Catholic Health Initiatives), Ser. A	5.25	1/1/2045	4,315,000		4,576,705
Denver, Airport Revenue Bonds, Refunding, Ser. 2018 A	5.00	12/1/2048	5,000,000		5,600,800
Denver, Airport System Subordinate Revenue Bonds, Ser. A	5.25	11/15/2043	6,000,000		6,583,320
Denver, Airport System Subordinate Revenue Bonds, Ser. A	5.50	11/15/2027	6,000,000		6,834,600
Denver, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2031	2,000,000		2,363,040
Denver City & County School District No 1, GO, Ser. A	5.50	12/1/2041	1,550,000		1,848,282

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Colorado - 4.5% (continued)
Denver Convention Center Hotel Authority, Convention Center Hotel Senior Revenue Bonds, Refunding	5.00	12/1/2036	1,315,000	1,441,884
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2027	3,860,000	4,355,006
Dominion Water & Sanitation District, Revenue Bonds	5.75	12/1/2036	3,500,000	3,697,435
Dominion Water and Sanitation District, Tap Fee Revenue Bonds	6.00	12/1/2046	500,000	527,725
E-470 Public Highway Authority, Senior Revenue Bonds (Insured; National Public Finance Guarantee Corp.), Ser. B	0.00	9/1/2020	6,740,000	[d] 6,523,579
				56,214,254
Connecticut - 2.3%
Connecticut, GO, Ser. A	5.00	10/15/2025	10,600,000	11,772,784
Connecticut, GO, Ser. C	5.00	6/15/2035	1,000,000	1,117,770
Connecticut, GO, Ser. C	5.00	6/15/2034	1,020,000	1,146,633
Connecticut, Special Tax Obligation Revenue Bonds (Transportation Infrastructure Purposes), Ser. A	5.00	9/1/2033	6,000,000	6,614,700
Connecticut, Special Tax Obligation Revenue Bonds (Transportation Infrastructure Purposes), Ser. A	5.00	10/1/2029	2,500,000	2,758,725
Hartford County Metropolitan District, Clean Water Project Revenue Bonds (Green Bonds), Ser. A	5.00	11/1/2034	5,025,000	5,625,839
				29,036,451
District of Columbia - 1.1%
Metropolitan Washington Airports Authority, Airport System Revenue Bonds, Ser. A	5.00	10/1/2035	2,000,000	2,259,200
Metropolitan Washington Airports Authority, Airport Systems Revenue Bonds, Refunding	5.00	10/1/2035	2,000,000	2,285,940

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4% (continued)
District of Columbia - 1.1% (continued)
Metropolitan Washington Airports Authority, Airport Systems Revenue Bonds, Refunding, Ser. A	5.00	10/1/2038	4,000,000	4,563,320
Metropolitan Washington Airports Authority, Airport Systems Revenue Bonds, Ser. A	5.00	10/1/2028	4,000,000	4,369,440
				13,477,900
Florida - 6.2%
Broward County, Airport System Revenue Bonds	5.00	10/1/2047	5,000,000	5,532,800
Central Florida Expressway Authority, Revenue Bonds, Refunding (Insured; Build America Mutual Assurance Company)	5.00	7/1/2038	2,500,000	2,853,425
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue Bonds	5.00	6/1/2025	29,000,000	33,761,800
Gainesville Utilities System, Revenue Bonds, Ser. A	5.00	10/1/2037	2,000,000	2,328,940
Jacksonville Electric Authority, Water and Sewer System Revenue Bonds, Refunding, Ser. A	5.00	10/1/2029	1,220,000	1,395,351
Miami Beach, Stormwater Revenue Bonds, Refunding	5.00	9/1/2047	7,000,000	7,603,120
Miami Beach Redevelopment Agency, Tax Increment Revenue Bonds (City Center/Historic Convention Village)	5.00	2/1/2035	1,500,000	1,682,775
Miami-Dade County, Seaport Revenue Bonds, Ser. A	5.50	10/1/2042	3,500,000	3,906,840
Orlando Utilities Commission, Revenue Bonds (Series 2018 Project), Ser. A	5.00	10/1/2038	3,000,000	3,476,580
Palm Beach County Health Facilities Authority, Revenue Bonds (Acts Retirement-Life Communities)	5.00	11/15/2045	11,500,000	12,495,670
Pinellas County Health Facilities Authority, Health System Revenue Bonds (BayCare Health System Issue) (Insured; National Public Finance Guarantee Corp.) Ser. A2	3.62	11/15/2023	1,875,000	[e] 1,875,000
				76,912,301

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Georgia - 2.8%
Main Street Natural Gas Incorporated, Gas Supply Revenue Bonds, Ser. B, 1 Month LIBOR +.75%	2.43	9/1/2023	7,500,000	[a]	7,435,950
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Ser. A	5.00	1/1/2028	8,400,000		9,599,352
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Ser. A	5.00	1/1/2021	7,705,000		8,111,285
Private Colleges & Universities Authority, Revenue Bonds (Emory University) Ser. A	5.00	10/1/2043	8,875,000		9,817,702
				34,964,289
Hawaii - .5%
Hawaii Airports System, Revenue Bonds, Ser. 2018 A	5.00	7/1/2043	5,000,000		5,620,050
Idaho - .6%
Power County Industrial Development Corporation, SWDR (FMC Corporation Project)	6.45	8/1/2032	7,625,000		7,652,679
Illinois - 9.7%
Chicago, General Airport Senior Lien Revenue Bonds (Chicago O'Hare International Airport), Ser. A	5.00	1/1/2029	6,185,000		6,887,802
Chicago, Second Lien Water Revenue Bonds	5.00	11/1/2027	2,695,000		3,008,267
Chicago, Second Lien Water Revenue Bonds	5.00	11/1/2028	7,200,000		8,240,544
Chicago Board of Education, GO Notes (Insured; Assured Guaranty Municipal Corporation), Ser. A	5.00	12/1/2034	1,000,000		1,110,540
Chicago Board of Education, GO Notes (Insured; Assured Guaranty Municipal Corporation), Ser. A	5.00	12/1/2035	1,000,000		1,107,290
Chicago Board of Education, GO, Refunding, Ser. C	5.00	12/1/2030	1,500,000		1,712,595
Chicago Board of Education, Revenue Bonds	5.00	4/1/2046	2,500,000		2,672,900
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	3,500,000		3,874,640
Chicago Park District, Limited Tax GO	5.00	1/1/2027	3,000,000		3,267,540
Cook County, Sales Tax Revenue Bonds, Refunding	5.00	11/15/2036	7,000,000		7,933,310

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Illinois - 9.7% (continued)
Greater Chicago Metropolitan Water Reclamation District, GO Unlimited Tax Capital Improvement Bonds, Ser. A	5.00	12/1/2044	5,000,000	5,478,950
Illinois, Revenue Bonds, Ser. A	5.00	6/15/2032	4,325,000	4,788,078
Illinois, Sales Tax Revenue Bonds	5.00	6/15/2024	5,000,000	5,373,700
Illinois Finance Authority, Revenue Bonds (Advocate Health Care Network)	5.00	6/1/2030	10,305,000	11,405,265
Illinois Finance Authority, Revenue Bonds (Advocate Health Care Network)	5.00	6/1/2029	9,500,000	10,552,695
Illinois Finance Authority, Revenue Bonds (Rehabilitation Institute of Chicago), Ser. A	6.00	7/1/2043	3,250,000	3,564,535
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System), Ser. A	5.00	11/15/2045	2,500,000	2,678,375
Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding, Ser. A	5.00	2/1/2032	5,000,000	5,706,500
Illinois Toll Highway Authority, Toll Highway Senior Revenue Bonds, Ser. B	5.00	1/1/2036	1,500,000	1,685,445
Metropolitan Pier and Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/2042	13,090,000	13,383,085
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2026	4,290,000	5,019,300
University of Illinois, Auxiliary Facilities System Revenue Bonds, Refunding (University of Illinois)	5.00	4/1/2027	5,000,000	5,492,150
University of Illinois, Revenue Bonds (Auxiliary Facilities System) Ser. A	5.00	4/1/2044	5,000,000	5,468,200
				120,411,706
Indiana - 1.5%
Indiana Finance Authority, Hospital Revenue Bonds (Community Health Network)	5.00	5/1/2042	12,460,000	13,379,299
Indiana Municipal Power Agency, Power Supply System Revenue Bonds	5.00	1/1/2037	2,500,000	2,834,125

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Indiana - 1.5% (continued)
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds (Indianapolis Airport Authority Project)	5.00	1/1/2026	2,000,000	2,339,760
				18,553,184
Iowa - .8%
Iowa Finance Authority, Health Facilities Revenue Bonds, Refunding (UnityPoint Health), Ser. E	5.00	8/15/2032	2,500,000	2,822,025
Iowa Finance Authority, Healthcare Revenue Bonds (Genesis Health System)	5.00	7/1/2025	5,910,000	6,607,794
				9,429,819
Kentucky - 3.2%
Kentucky Public Energy Authority, Gas Supply Revenue Bonds, Ser. A	4.00	4/1/2024	2,780,000	2,949,385
Kentucky Public Energy Authority, Gas Supply Revenue Bonds, Ser. A	4.00	4/1/2024	10,000,000	10,620,600
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	24,125,000	25,902,289
				39,472,274
Louisiana - 3.2%
East Baton Rouge Sewerage Commission, Revenue Bonds, Ser. B	5.00	2/1/2039	8,000,000	8,927,680
Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)	5.00	7/1/2047	4,250,000	4,612,610
New Orleans Aviation Board, General Airport Revenue Bonds (North Terminal Project), Ser. B	5.00	1/1/2045	5,000,000	5,442,150
New Orleans Aviation Board, General Airport Revenue Bonds (North Terminal Project), Ser. B	5.00	1/1/2040	7,825,000	8,534,258
New Orleans Aviation Board, Revenue Bonds, Refunding	5.00	1/1/2037	1,750,000	1,973,703
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.25	5/15/2035	9,140,000	9,907,394
				39,397,795
Maine - .4%
Maine Health and Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center Issue)	7.50	7/1/2032	5,000,000	5,531,200

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Maryland - .7%
Baltimore, Revenue Bonds, Refunding (Convention Center Hotel Project)	5.00	9/1/2046	3,500,000	3,778,670
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Refunding (MedStar Health Issue)	5.00	8/15/2038	4,000,000	4,380,600
				8,159,270
Massachusetts - .3%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,000,000	1,101,800
Massachusetts Educational Financing Authority, Education Loan Revenue Bonds (Issue K)	5.25	7/1/2029	2,950,000	3,152,193
				4,253,993
Michigan - 3.8%
Great Lakes Water Authority, Water Supply System Second Lien Revenue Bonds, Ser. B	5.00	7/1/2046	10,000,000	10,966,900
Karegnondi Water Authority, Revenue Bonds, Refunding	5.00	11/1/2045	4,690,000	5,159,000
Michigan Finance Authority, Hospital Revenue Bonds, Refunding (Trinity Health Credit Group)	5.00	12/1/2042	1,000,000	1,125,710
Michigan Finance Authority, HR, Refunding (Sparrow Obligated Group)	5.00	11/15/2034	2,965,000	3,291,061
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Bonds Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2032	5,000,000	5,553,800
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2030	6,000,000	6,718,500
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	6/30/2048	7,000,000	7,649,250

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Michigan - 3.8% (continued)
Michigan Strategic Fund, SWDR (Genesee Power Station Project)	7.50	1/1/2021	950,000	937,052
Wayne County Airport Authority, Airport Revenue Bonds (Detroit Metropolitan Wayne County Airport) Ser. D	5.00	12/1/2045	5,000,000	5,576,500
				46,977,773
Minnesota - .1%
Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Ser. A	5.00	1/1/2030	1,565,000	1,767,480
Missouri - 1.8%
Kansas, General Improvement Airport Revenue Bonds, Ser. A	5.00	9/1/2022	8,380,000	9,018,137
Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Refunding (CoxHealth), Ser. A	5.00	11/15/2030	3,725,000	4,243,259
Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Refunding (CoxHealth), Ser. A	5.00	11/15/2029	3,770,000	4,323,888
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Refunding (Iatan 2 Project), Ser. A	5.00	1/1/2033	2,200,000	2,445,168
Saint Louis County Industrial Development Authority, Senior Living Facilities Revenue Bonds, Refunding (Friendship Village St. Louis)	5.00	9/1/2048	2,250,000	2,281,073
				22,311,525
Nebraska - .5%
Nebraska Public Power District, General Revenue Bonds, Refunding, Ser. A1	5.00	1/1/2034	2,975,000	3,398,759
Public Power Generation Agency, Revenue Bonds (Whelan Energy Center Unit 2)	5.00	1/1/2041	3,050,000	3,340,238
				6,738,997
Nevada - 3.0%
Clark County, Airport System Revenue Bonds, Ser. A	5.00	7/1/2040	19,000,000	21,165,050
Clark County, Limited Tax GO	5.00	11/1/2038	10,945,000	12,221,844

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Nevada - 3.0% (continued)
Reno, Sales Tax Revenue Bonds First Lien (Reno Transportation Rail Access Project)	0.00	7/1/2058	25,000,000	[c,d]	2,901,750
Reno, Sales Tax Revenue Bonds First Lien (Reno Transportation Rail Access Project)	5.00	6/1/2048	1,000,000		1,124,150
				37,412,794
New Jersey - 4.1%
Essex County Improvement Authority, SWDR (Covanta Project)	5.25	7/1/2045	5,000,000	[c]	5,021,850
New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Refunding	5.00	6/15/2028	2,250,000		2,395,845
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.25	6/15/2027	5,000,000		5,622,400
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	5.00	3/1/2028	3,250,000		3,480,067
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds, Refunding	5.25	6/15/2031	7,550,000		8,306,359
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds, Refunding	5.25	6/15/2029	3,130,000		3,492,266
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Virtua Health Issue)	5.00	7/1/2028	3,000,000		3,385,860
New Jersey Tobacco Settlement Financing Corpporation, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	6,000,000		6,337,320
New Jersey Tobacco Settlement Financing Corpporation, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2037	5,000,000		5,529,350
New Jersey Tobacco Settlement Financing Corpporation, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	6,350,000		6,862,508
				50,433,825
New York - 9.3%
Long Island Power Authority, Electric System Revenue Bonds	5.00	9/1/2034	1,000,000		1,158,880

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4% (continued)
New York - 9.3% (continued)
Metropolitan Transportation Authority, Transportation Revenue Bonds, Ser. D	5.00	11/15/2030	5,170,000		5,955,013
New York City, GO Notes (LOC; TD Bank)	1.75	4/1/2036	1,000,000	[e]	1,000,000
New York City, GO, Ser. D1	5.00	10/1/2036	8,505,000		9,129,012
New York City Industrial Development Agency, Senior Airport Facilities Revenue Bonds (Transportation Infrastructure Properties, LLC Obligated Group), Ser. A	5.00	7/1/2021	6,150,000		6,567,400
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds	5.00	2/1/2035	10,055,000		10,639,698
New York Counties Tobacco Trust V, Revenue Bonds	0.00	6/1/2050	36,610,000	[d]	4,728,181
New York Liberty Development Corporation, Liberty Revenue Bonds (4 World Trade Center Project)	5.00	11/15/2031	5,000,000		5,376,750
New York Liberty Development Corporation, Revenue Bonds (3 World Trade Center Project)	5.00	11/15/2044	7,500,000	[c]	7,820,025
New York Liberty Development Corporation, Revenue Bonds (Goldman Sachs Headquarters Issue)	5.25	10/1/2035	1,000,000		1,228,740
New York State Dormitory Authority, Revenue Bonds (New York University) (Insured; National Public Finance Guarantee Corp.)	5.75	7/1/2027	9,500,000		11,352,120
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (General Purpose), Ser. A	5.00	2/15/2043	11,500,000		12,637,120
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (General Purpose), Ser. B	5.00	3/15/2032	7,100,000		8,047,637
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (General Purpose), Ser.B	5.00	2/15/2031	7,500,000		8,598,900
New York State Thruway Authority, General Revenue Bonds, Ser. J	5.00	1/1/2027	4,000,000		4,529,280

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4% (continued)
New York - 9.3% (continued)
New York Transportation Development Corporation, Special Facility Revenue Bonds (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/2026	1,500,000	1,571,475
New York Transportation Development Corporation, Special Facility Revenue Bonds (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/2021	1,100,000	1,161,281
New York Transportation Development Corporation, Special Facility Revenue Bonds (Delta Air Lines-Laguardia Airport Terminals)	5.00	1/1/2024	6,000,000	6,694,620
New York Transportation Development Corporation, Special Facility Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/2046	6,500,000	6,884,800
				115,080,932
North Carolina - .2%
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2039	2,000,000	2,228,900
Ohio - 1.5%
Allen County, Hospital Facilities Revenue Bonds, Refunding (Catholic Health Partners), Ser. A	5.00	5/1/2042	4,465,000	4,739,508
Cuyahoga County, Revenue Bonds, Refunding (The Metrohealth System)	5.25	2/15/2047	2,500,000	2,667,075
Hamilton County, Sewer System Revenue Bonds, Refunding (The Metropolitan Sewer District of the Greater Cincinnati), Ser. A	5.00	12/1/2029	2,250,000	2,602,238
Ohio Higher Educational Facility Commission, HR (Cleveland Clinic Health System Obligated Group)	5.00	1/1/2038	5,000,000	5,371,150
Ohio Turnpike and Infrastructure Commission, Junior Lien Turnpike Revenue Bonds (Infrastructure Projects)	5.25	2/15/2039	3,000,000	3,324,750
				18,704,721

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Pennsylvania - 6.2%
Berks County Industrial Development Authority, Health Systems Revenue Bonds, Refunding (Tower Health Project)	5.00	11/1/2047	4,950,000		5,400,351
Berks County Industrial Development Authority, Healthcare Facilities Revenue Bonds, Refunding (The Highlands at Wyomissing)	5.00	5/15/2048	1,000,000		1,052,460
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2035	3,500,000		3,952,725
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	1,250,000		1,444,100
Delaware Valley Regional Finance Authority, Revenue Bonds (Insured; CNTY Gtd.) Ser. 2018 C, MUNIPSA +.53%	2.27	9/1/2023	11,000,000	[a]	11,003,740
Lancaster County Hospital Authority, Health System Revenue Bonds (University of Pennsylvania Health System)	5.00	8/15/2042	5,240,000		5,870,529
Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Ser. 2018 B	5.25	12/1/2048	16,855,000		19,195,148
Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Ser. A	5.00	12/1/2042	5,000,000		5,344,450
Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Ser. B	5.00	12/1/2034	2,160,000		2,441,318
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds	5.00	6/1/2028	4,500,000		5,180,355
Philadelphia School District, GO, Refunding, Ser. B	5.00	9/1/2043	5,280,000		5,777,851
Philadelphia School District, GO, Refunding, Ser. E	5.25	9/1/2023	5,000,000		5,217,550
Philadelphia School District, GO, Refunding, Ser. F	5.00	9/1/2027	5,000,000		5,792,950
				77,673,527
South Carolina - 2.6%
South Carolina Ports Authority, Ports Revenue Bonds	5.00	7/1/2038	1,600,000		1,804,032
South Carolina Ports Authority, Ports Revenue Bonds	5.00	7/1/2037	2,965,000		3,355,461
South Carolina Public Service Authority, Revenue Bonds Obligations (Santee Cooper)	5.00	12/1/2036	10,000,000		10,478,700

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4% (continued)
South Carolina - 2.6% (continued)
South Carolina Public Service Authority, Revenue Bonds Obligations, Refunding (Santee Cooper) Ser. B	5.13	12/1/2043	16,000,000	17,125,120
				32,763,313
South Dakota - .7%
South Dakota Health and Educational Facilities Authority, Revenue Bonds (Avera Health Issue)	5.00	7/1/2044	5,000,000	5,383,650
South Dakota Health and Educational Facilities Authority, Revenue Bonds (Sanford)	5.00	11/1/2035	3,000,000	3,345,390
				8,729,040
Tennessee - 1.0%
Chattanooga Health Educational and Housing Board, Revenue Bonds (Catholic Health Initiatives)	5.25	1/1/2040	1,500,000	1,597,530
Johnson City Health and Educational Facilities Board, HR (Mountain States Health Alliance)	6.00	7/1/2020	5,000,000	[f] 5,282,400
Tennessee Energy Acquisition Corp., Gas Revenue Bonds	4.00	11/1/2025	5,000,000	5,298,200
				12,178,130
Texas - 9.7%
Austin, Water & Waste Water Systems Revenue Bonds, Refunding, Ser. A	5.00	11/15/2043	10,500,000	11,572,785
Austin Convention Enterprises, Convention Center Revenue Bonds, Refunding (1st Tier-Convention Center Hotel)	5.00	1/1/2029	1,880,000	2,146,058
Corpus Christi, Utility System Junior Lien Improvement Revenue Bonds	5.00	7/15/2040	5,000,000	5,578,400
Dallas and Fort Worth, Joint Revenue Bonds, Refunding (Dallas-Fort Worth International Airport), Ser. E	5.00	11/1/2022	3,000,000	3,308,580
Garland, Revenue Bonds, Refunding	5.00	3/1/2044	3,000,000	3,415,860
Houston, Combined Utility System First Lien Revenue Bonds, Refunding, Ser. D	5.00	11/15/2028	4,000,000	4,643,280

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Texas - 9.7% (continued)
Love Field Airport Modernization Corporation, Special Facilities Revenue Bonds (Southwest Airlines Company - Love Field Modernization Program Project)	5.00	11/1/2028	4,450,000	4,823,043
Lower Colorado River Authority, Revenue Bonds, Refunding	5.00	5/15/2039	6,750,000	7,360,672
Lower Colorado River Authority, Transmission Contract Revenue Bonds, Refunding (Lower Colorado River Authority Transmission Services Corporation Project) Ser. A	5.00	5/15/2031	7,895,000	8,758,239
Lubbock Electric Light & Power System, Revenue Bonds	5.00	4/15/2048	5,000,000	5,628,950
North Texas Tollway Authority, First Tier System Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	14,250,000	15,869,940
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/2048	1,750,000	1,944,845
Northside Independent School District, GO (Insured; Texas Permanent School Fund Guarantee Program)	5.00	8/15/2043	8,000,000	8,869,120
San Antonio, Electric and Gas Systems Junior Lien Revenue Bonds	5.00	2/1/2043	9,275,000	10,104,092
Socorro Independent School District, Unlimited Tax Bonds, Refunding (Permanent School Fund Guarantee Program) Ser. A	5.00	8/15/2029	4,080,000	4,731,127
Tarrant County Cultural Education Facilities Finance Corporation, HR (Baylor Scott and White Health Project)	5.00	11/15/2045	2,500,000	2,762,925
Texas A&M University, Financing Systems Revenue Bonds, Refunding, Ser. E	5.00	5/15/2047	2,485,000	2,819,953
Texas Municipal Power Agency, Revenue Bonds, Refunding	5.00	9/1/2042	1,750,000	1,819,493
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue Bonds, Refunding, Ser. A	5.00	8/15/2041	3,530,000	3,739,329
Texas Transportation Commission, Central Texas Turnpike System Second Tier Revenue Bonds, Ser. C	5.00	8/15/2031	5,000,000	5,464,300

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Texas - 9.7% (continued)
Wichita Falls, Water and Sewer System Revenue Bonds, Refunding, Ser. A	5.00	8/1/2024	4,195,000	4,837,213
				120,198,204
U.S. Related - .4%
Puerto Rico Highway & Transportation Authority, Transportation Revenue Bonds, Refunding (Insured; AMBAC Indemnity Corp.), Ser. L	5.25	7/1/2041	4,900,000	5,318,754
Utah - 1.0%
Metropolitan Water District of Salt Lake and Sandy, Water Revenue Bonds Project Bonds	5.00	7/1/2037	3,000,000	3,274,980
Salt Lake City Corporation, Airport Revenue Bonds (Salt Lake International Airport) Ser. A	5.00	7/1/2037	4,500,000	5,075,820
Utah Charter School Finance Authority, Charter School Revenue Bonds	5.00	10/15/2048	1,200,000	1,310,472
Utah Transit Authority, Subordinated Sales Tax Revenue Bonds, Refunding	5.00	6/15/2035	2,645,000	2,990,093
				12,651,365
Virginia - .4%
Danville Industrial Development Authority, HR (Danville Regional Medical Center) (Insured; AMBAC) (Escrowed to Maturity)	5.25	10/1/2028	1,500,000	1,681,320
Virginia Small Business Financing Authority, Revenue Bonds (AMT-Senior Lien-95 Express Lanes)	5.00	7/1/2034	3,400,000	3,570,476
				5,251,796
Washington - 3.6%
Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax Revenue Bonds (Green Bonds)	5.00	11/1/2035	2,795,000	3,246,616
Grant County Public Utility District, Electric Systems Revenue Bonds, Refunding	5.00	1/1/2047	3,400,000	3,853,662
Washington, GO (Various Purpose), Ser. A1	5.00	8/1/2035	10,000,000	11,387,700
Washington Convention Center Public Facilities District, Revenue Bonds	5.00	7/1/2043	12,000,000	13,396,680

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Washington - 3.6% (continued)
Washington Health Care Facilities Authority, Revenue Bonds (Providence Health and Services)	5.00	10/1/2042	12,375,000	13,262,535
				45,147,193
Wisconsin - 2.8%
Public Finance Authority, HR (Renown Regional Medical Center Project)	5.00	6/1/2040	6,000,000	6,445,560
Public Finance Authority, Lease Development Revenue Bonds (KU Campus Development Corporation - Central District Development Project)	5.00	3/1/2046	5,000,000	5,459,150
Tender Option Bond Trust Receipts (Series 2017-XF2418), (Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Ascension Health Alliance Senior Credit Group)) Recourse	5.00	5/15/2021	10,000,000	[c,g] 10,862,250
Wisconsin Department of Transportation, Revenue Bonds, Refunding, Ser. 1	5.00	7/1/2033	1,550,000	1,764,939
Wisconsin Environmental Improvement Fund, Revenue Bonds, Ser. A	5.00	6/1/2032	3,205,000	3,747,446
Wisconsin Health and Educational Facilities Authority, Revenue Bonds (ProHealth Care, Inc. Obligated Group)	5.00	8/15/2039	6,100,000	6,608,618
				34,887,963
Total Long-Term Municipal Investments (cost $1,201,979,248)			1,236,591,991

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Municipal Investments - .0%
U.S. Government Securities
U. S. Treasury Bills (cost $119,165)	2.46	6/13/2019	120,000	[h] 119,173
Total Investments (cost $1,202,098,413)			99.4%	1,236,711,164
Cash and Receivables (Net)			0.6%	7,825,853
Net Assets			100.0%	1,244,537,017

LIBOR—London Interbank Offered Rate

MUNIPSA—Securities Industry and Financial Markets Association Municipal Swap Index Yield

a Variable rate security—rate shown is the interest rate in effect at period end.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2019, these securities were valued at $30,117,900 or 2.42% of net assets.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

f These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

g Collateral for floating rate borrowings.

h Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Transportation	21.1
Medical	15.2
General Obligation	15.1
Utilities	11.7
Special Tax	8.4
Water	6.6
Education	5.3
Tobacco Settlement	3.8
School District	2.7
Development	2.3
Nursing Homes	1.8
Airport	1.6
Facilities	1.4
Power	1.1
Prerefunded	.6
Pollution	.5
Bond Bank	.2
Government	.0
99.4

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF FUTURES

February 28, 2019 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury 10 Year Notes	83	3/19	10,132,485	10,105,250	27,235
Gross Unrealized Appreciation				27,235

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,202,098,413	1,236,711,164
Cash		1,082,270
Interest receivable		13,158,253
Receivable for shares of Common Stock subscribed		315,564
Receivable for futures variation margin—Note 4		14,266
Cash collateral held by broker—Note 4		125
Prepaid expenses		25,053
		1,251,306,695
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		702,329
Payable for floating rate notes issued—Note 4		5,000,000
Payable for shares of Common Stock redeemed		880,401
Interest and expense payable related to floating rate notes issued—Note 4		32,592
Directors fees and expenses payable		20,330
Accrued expenses		134,026
		6,769,678
Net Assets ($)		1,244,537,017
Composition of Net Assets ($):
Paid-in capital		1,209,730,622
Total distributable earnings (loss)		34,806,395
Net Assets ($)		1,244,537,017
Shares Outstanding
(600 million shares of $.001 par value Common Stock authorized)		107,630,094
Net Asset Value Per Share ($)		11.56

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2019 (Unaudited)

Investment Income ($):
Interest Income	22,406,090
Expenses:
Management fee—Note 3(a)	3,716,862
Shareholder servicing costs—Note 3(b)	564,317
Interest and expense related to floating rate notes issued—Note 4	57,395
Directors’ fees and expenses—Note 3(c)	54,701
Professional fees	47,153
Loan commitment fees—Note 2	34,801
Registration fees	17,720
Prospectus and shareholders’ reports	17,690
Custodian fees—Note 3(b)	10,128
Miscellaneous	34,779
Total Expenses	4,555,546
Less—reduction in fees due to earnings credits—Note 3(b)	(10,196)
Net Expenses	4,545,350
Investment Income—Net	17,860,740
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,819,652
Net unrealized appreciation (depreciation) on investments	(172,953)
Net unrealized appreciation (depreciation) on futures	27,235
Net Unrealized Appreciation (Depreciation)	(145,718)
Net Realized and Unrealized Gain (Loss) on Investments	1,673,934
Net Increase in Net Assets Resulting from Operations	19,534,674

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018	[a]
Operations ($):
Investment income—net	17,860,740	38,051,903
Net realized gain (loss) on investments	1,819,652	17,195,496
Net unrealized appreciation (depreciation) on investments	(145,718)	(48,237,332)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,534,674	7,010,067
Distributions ($):
Distributions to shareholders	(19,973,616)	(39,298,981)
Capital Stock Transactions ($):
Net proceeds from shares sold	14,931,644	51,888,409
Distributions reinvested	15,541,734	29,808,841
Cost of shares redeemed	(68,784,746)	(131,060,003)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(38,311,368)	(49,362,753)
Total Increase (Decrease) in Net Assets	(38,750,310)	(81,651,667)
Net Assets ($):
Beginning of Period	1,283,287,327	1,364,938,994
End of Period	1,244,537,017	1,283,287,327
Capital Share Transactions (Shares):
Shares sold	1,302,474	4,465,599
Shares issued for distributions reinvested	1,357,118	2,563,045
Shares redeemed	(6,013,255)	(11,251,516)
Net Increase (Decrease) in Shares Outstanding	(3,353,663)	(4,222,872)

[a]Distributions to shareholders include $38,823,754 distributions from net investment income and $475,227 distributions from net realized gains.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2019		Year Ended August 31,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.56	11.85	12.18	11.71	11.79	11.02
Investment Operations:
Investment income—net[a]	.16	.34	.36	.38	.39	.42
Net realized and unrealized gain (loss) on investments	.02	(.29)	(.33)	.47	(.08)	.77
Total from Investment Operations	.18	.05	.03	.85	.31	1.19
Distributions:
Dividends from investment income—net	(.16)	(.34)	(.36)	(.38)	(.39)	(.42)
Dividends from net realized gain on investments	(.02)	(.00)[b]	-	-	-	(.00)[b]
Total Distributions	(.18)	(.34)	(.36)	(.38)	(.39)	(.42)
Net asset value, end of period	11.56	11.56	11.85	12.18	11.71	11.79
Total Return (%)	1.61[c]	.52	.29	7.32	2.67	11.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74[d]	.72	.73	.73	.72	.74
Ratio of net expenses to average net assets	.73[d]	.72	.73	.73	.72	.74
Ratio of interest and expense related to floating rate notes issued to average net assets	.01[d]	.01	.00[e]	.00[e]	.01	.01
Ratio of net investment income to average net assets	2.88[d]	2.90	3.07	3.16	3.32	3.71
Portfolio Turnover Rate	6.44[c]	31.21	13.89	16.38	14.65	19.04
Net Assets, end of period ($ x 1,000)	1,244,537	1,283,287	1,364,939	1,473,395	1,429,159	1,490,774

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

e Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Bond Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities and futures are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	1,236,591,991	-	1,236,591,991
U.S. Treasury	-	119,173	-	119,173
Other Financial Instruments:
Futures††	27,235	-	-	27,235
Liabilities ($)
Floating Rate Notes†††	-	(5,000,000)	-	(5,000,000)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation at period end.

††† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At February 28, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2018 was as follows: tax-exempt income $38,563,216 and ordinary income $735,765. The tax character of current year distributions will be determined at the end of the current fiscal year.

(e) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement

(“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed long-term open-end funds in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2019, the fund was charged $343,953 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2019, the fund was charged $124,584 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2019, the fund was charged $10,128 pursuant to the custody agreement. These fees were offset by earnings credits of $10,128.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended February 28, 2019, the fund was charged $7,121 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $68.

During the period ended February 28, 2019, the fund was charged $6,305 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $572,522, Shareholder Services Plan fees $55,000, custodian fees $2,680, Chief Compliance Officer fees $5,254 and transfer agency fees $66,873.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended February 28, 2019, amounted to $79,836,591 and $117,277,569, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 28, 2019, was approximately $5,000,000, with a related weighted average annualized interest rate of 2.31%.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended February 28, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at February 28, 2019 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended February 28, 2019:

Average Market Value ($)
Interest rate futures	2,895,737

At February 28, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $34,639,986, consisting of $39,782,378 gross unrealized appreciation and $5,142,392 gross unrealized depreciation.

At February 28, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for the three- and four-year periods and below the median for the remaining periods, and was at or above the Performance Universe median for all periods, except the two-, five- and ten-year periods when it was below the median. The Board also considered that the fund’s yield performance was above the Performance Group median for three of the ten one-year periods ended September 30th, and at or above the Performance Universe median for six of the ten one-year periods ended September 30th. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

NOTES

NOTES

NOTES

For More Information

Dreyfus Municipal Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol: DRTAX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 0054SA0219

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Bond Funds, Inc.

By:         /s/ Bradley J. Skapyak

Bradley J. Skapyak

            President

Date:    April 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Bradley J. Skapyak

Bradley J. Skapyak

            President

Date:    April 25, 2019

By:         /s/ James Windels

James Windels

            Treasurer

Date:    April 25, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)